                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Section 240.14a-12


                       Harvest Natural Resources, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

DEFINITIVE PROXY STATEMENT


                         HARVEST NATURAL RESOURCES, INC.
                      15835 PARK TEN PLACE DRIVE, SUITE 115
                              HOUSTON, TEXAS 77084
                                 (281) 579-6700

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


TIME AND DATE                      10:00 a.m. on Thursday, May 22, 2003

PLACE                              Holiday Inn Select
                                   14703 Park Row
                                   Houston, Texas 77079

ITEMS OF BUSINESS                  (1) To elect five directors
                                   (2) To ratify the appointment of independent
                                       accountants
                                   (3) To consider such other business as may
                                       properly come before the meeting

RECORD DATE                            You are entitled to vote if you were a
                                       stockholder at the close of business on
                                       Tuesday, April 1, 2003.

VOTING BY PROXY                        Please submit the proxy as soon as
                                       possible so that your shares can be voted at the meeting in accordance with your instructions. You may submit your proxy
                                       (1) over the internet, (2) by telephone
                                       or (3) by mail.  For specific
                                       instructions, please refer to the
                                       Questions and Answers beginning on page
                                       22 of this proxy statement and the
                                       instructions on the proxy card.

STOCKHOLDER LISTING                    A list of our stockholders as of
                                       April 1, 2003, will be available for
                                       inspection by our stockholders at the
                                       Company's headquarters, 15835 Park Ten
                                       Place Dr., Suite 115, Houston, Texas
                                       77084 during the ten days immediately
                                       preceding the date of the Annual Meeting.


                                       By Order of the Board of Directors



                                       PETER J. HILL
                                       President and Chief Executive Officer


This definitive proxy statement and accompanying proxy card are distributed on or about April 21, 2003.

                       2003 ANNUAL MEETING OF STOCKHOLDERS

                  NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

                                TABLE OF CONTENTS


Notice of Annual Meeting of Stockholders....................................  1

PROXY STATEMENT.............................................................  3

     BOARD OF DIRECTORS.....................................................  3

         PROPOSAL NO. 1- ELECTION OF DIRECTORS..............................  7

     PROPOSAL NO. 2- RATIFICATION OF INDEPENDENT ACCOUNTANTS ............... 10

     STOCK OWNERSHIP........................................................ 11

         Largest Owners..................................................... 11

         Directors and Executive Officers................................... 11

         Section 16(a) Beneficial Ownership Reporting Compliance............ 12


     REPORT OF THE HUMAN RESOURCES COMMITTEE................................ 13

     EXECUTIVE OFFICERS..................................................... 15

     EXECUTIVE COMPENSATION................................................. 16

         Summary Compensation Table......................................... 16

         Option Grants in 2002.............................................. 17

         Aggregate Option/SAR Exercises In 2002 And Year-End
           Option/SAR Values................................................ 18

     STOCK PERFORMANCE GRAPH................................................ 19

     REPORT OF THE AUDIT COMMITTEE.......................................... 20

     QUESTIONS AND INFORMATION REGARDING THE ANNUAL MEETING

         AND STOCKHOLDER PROPOSALS.......................................... 22

APPENDIX A - Audit Committee Charter........................................ 25

                                 PROXY STATEMENT


         The Board of Directors of Harvest Natural Resources, Inc. ("Harvest" or the "Company") is providing these proxy materials to you in connection with our annual meeting of stockholders, which will take place on May 22, 2003, and soliciting your proxy with respect to the meeting. You are invited to attend the meeting and are requested to vote on the proposals described in this proxy statement.

         The information included in this proxy statement relates to the proposals to be voted on at the meeting, the voting process, the compensation of directors and our most highly paid officers, and certain other required information. Our 2002 Annual Report to Stockholders is being mailed to you simultaneously with this proxy statement.

         There are two proposals scheduled to be voted on at the meeting:

         o    The election of directors

         o    The ratification of independent accountants


                               BOARD OF DIRECTORS

BOARD STRUCTURE

         Our Board currently has five directors. During 2002, the Board held 10 regularly scheduled and special meetings. None of our directors attended fewer than 75% of the meetings of the Board and the Committees on which he serves. The average attendance of all directors at Board and Committee meetings was 96%.

GOVERNANCE

         Corporate governance is part of our culture and a guiding principle in our behavior. Our five-member Board includes four directors who meet the independence requirements of our Guidelines for Corporate Governance, one of whom is the Chairman of the Board. The Board meets frequently in executive session without a member of management present. In 2002, the Board adopted Guidelines for Corporate Governance which require that independent directors comprise a majority of the Board and that the chairman be elected from the independent directors. In addition, the Guidelines for Corporate Governance require that each standing committee of the Board be comprised solely of independent directors. In 2002, the Board also adopted a Code of Business Conduct and Ethics which applies to all directors, officers and employees of the Company.

         The Guidelines for Corporate Governance, Code of Business Conduct and Ethics and the charters of all the Board committees are accessible on the Company's website under the governance section at http://www.harvestnr.com. Through the website you may contact our Board for any reason, including to make complaints regarding the Company's accounting, internal accounting controls, or auditing matters.

BOARD COMMITTEES

         The Board has three standing committees: (1) Audit, (2) Human Resources and (3) Nominating and Corporate Governance. The membership at the conclusion of 2002 and the function of each committee are described below.

-------------------------------------------------------------------------------
                                                                NOMINATING AND
                                                                  CORPORATE
NAME OF DIRECTOR                     AUDIT    HUMAN RESOURCES     GOVERNANCE
----------------                     -----    ---------------   --------------
Stephen D. Chesebro'..............                  X                X
John U. Clarke....................     X            X                X
H. H. Hardee......................     X            X
Peter J. Hill.....................
Patrick M. Murray.................     X                             X

Number of Meetings in 2002........    12            7                2
-------------------------------------------------------------------------------

X = Committee member

     THE AUDIT COMMITTEE

         The Audit Committee assists the Board in monitoring:

         o the Company's accounting and financial reporting policies and practices,

         o    the integrity of the financial statements of the Company,

         o the independent auditor's qualifications, independence, and objectivity,

         o the performance of the Company's internal audit function and the Company's independent auditors, and

         o the compliance by the Company with legal and regulatory requirements.

         The Audit Committee acts as a liaison between the Company's independent auditors and the Board, and it has the sole authority to appoint or replace the independent auditor and to approve any significant non-audit relationship with the independent auditor.

         The Audit Committee is also responsible for the Company's procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

         Each member of the Audit Committee meets the independence requirements of the New York Stock Exchange and the Company's Guidelines for Corporate Governance.

         The Audit Committee operates pursuant to a written charter. A copy of the Audit Committee Charter is attached to this proxy statement as Appendix
     A. The charter is also accessible in the governance section of the Company's website (http://www.harvestnr.com).

     THE HUMAN RESOURCES COMMITTEE

         The primary responsibilities of the Human Resources Committee are to:

         o    evaluate the Chief Executive Officer,

         o    review and assess succession planning,

         o establish and recommend to the Board all elements of director and executive compensation, and

         o review and monitor overall compensation and benefit plans and human resources policies and procedures.

         Each member of the Human Resources Committee is an independent director in accordance with the Company's Guidelines for Corporate Governance. The Human Resources Committee operates pursuant to a written charter. The charter is accessible in the governance section of the Company's website (http://www.harvestnr.com).

     THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

         The primary responsibilities of the Nominating and Corporate Governance Committee are to:

         o develop the criteria and procedures for the identification and recruitment of candidates for election to serve as directors who will promote the best interest of the stockholders,

         o    recommend directors to serve on and chair Board committees,

         o    evaluate annually the performance of the Board, and

         o develop and recommend guidelines for corporate governance and a code of business conduct and ethics applicable to all employees and officers of the Company.

         In addition, the Nominating and Corporate Governance Committee is responsible for considering nominees for director recommended by stockholders of the Company. Please see page 24 for information on submitting director nominations.

         Each member of the Nominating and Corporate Governance Committee is an independent director in accordance with the Company's guidelines for Corporate Governance. The Nominating and Corporate Governance Committee operates pursuant to a written charter. The charter is accessible in the governance section of the Company's website (http://www.harvestnr.com).

DIRECTOR COMPENSATION ARRANGEMENTS

         Director compensation is reviewed annually by the Human Resources Committee of the Board with the assistance of independent compensation consultants. Any adjustments to compensation are approved by the Board, based upon the recommendations of the Human Resources Committee. The philosophy of the Company in determining director compensation is to align compensation with the long-term interests of the stockholders, adequately compensate the directors for their time and effort, and establish an overall compensation package that will attract and retain qualified directors.

         Each non-management director of the Company receives compensation as follows:

         o an annual Board retainer of $37,000, plus travel and related expenses,

         o a fee of $1,000 for each regular or special meeting (including committee meetings) attended in excess of twelve meetings per year,

         o an annual committee retainer of $5,000 for serving as committee chair, and

         o a fee of $1,000 per day for attending business meetings on behalf of the Company in his capacity as a director.

         The Company's director compensation includes additional compensation for our non-executive Chairman of the Board, Mr. Chesebro', in recognition of the significant added responsibilities and time commitments of that position. In addition to his compensation as a director, Mr. Chesebro' receives $10,000 per month and is reimbursed for reasonable office expenses.

         From the annual meeting in 2002 until the annual meeting in 2003, our non-management directors each elected to receive their annual retainer in the form of 11,420 shares of the Company's restricted stock under a Non-Employee Director Stock Purchase Plan (the "Stock Purchase Plan"). The number of shares issuable to each of the non-employee directors was equal to 1.5 times the amount of the annual retainer fee ($37,000) divided by the fair market value of the common stock on the scheduled date of payment of the director's fee. The shares may not be sold by a director for a period of one year from the date of issuance. The Stock Purchase Plan was terminated by the Board in September 2002. At the annual meeting in 2002, each non-management director was also issued options to purchase 10,000 shares of the Company's common stock at the fair market value on the date of grant. These options vested in November 2002.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         There are five nominees for election to our Board of Directors this year. Information regarding the business experience of each nominee is provided below. All directors are elected annually to serve until the next annual meeting and until their respective successors are elected.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION TO THE BOARD OF EACH OF THE FOLLOWING NOMINEES.


STEPHEN D. CHESEBRO'                               From February 1997 to December 1997, Mr. Chesebro' served as
Appointed Director in October 2000                 Group Vice President - Oil and Gas and from December 1997 until
Age 61                                             December 1998 he served as President and Chief Operating Officer of Pennzoil Company, an integrated oil and gas company. Mr. Chesebro'
                                                   served as President and Chief Executive Officer of PennzEnergy,
                                                   the independent oil and gas exploration and production company that was formerly a business unit of Pennzoil Company, from
                                                   December 1998 until he retired in 1999. From 1993 to 1996,
                                                   Mr. Chesebro' was Chairman and Chief Executive Officer of
                                                   Tenneco Energy, a $4 billion global company with 3,000 employees.
                                                   Tenneco Energy was part of Tenneco, Inc., a worldwide corporation that owned diversified holdings in six major industries. In 1964,
                                                   Mr. Chesebro' graduated from the Colorado School of Mines. He was awarded the school's Distinguished Achievement Medal in 1991 and received his honorary doctorate from the institution in 1998.
                                                   He currently serves on the school's visiting committee for petroleum engineering. In 1994, Mr. Chesebro' was the first American awarded the
                                                   H.E. Jones London Medal by the Institution of Gas Engineers, a British
                                                   professional association.

JOHN U. CLARKE                                     Since May 2001, Mr. Clarke has been President of Concept Capital
Appointed Director in October 2000                 Group, a financial and strategic advisory firm originally founded
Age 50                                             by Mr. Clarke in 1995.  Immediately prior to reestablishing the firm, Mr. Clarke was Managing Director of SCF Partners, a private equity investment company focused on the oil and gas services and equipment sectors of the energy industry. From 1999 to 2000,
                                                   Mr. Clarke was Executive Vice President of Dynegy, Inc., a publicly traded global energy merchant, where he was also an Advisory Director and member of the Office of the Chairman. Mr. Clarke joined Dynegy in
                                                   April 1997 as Senior Vice President and Chief Financial Officer. Prior
                                                   to joining Dynegy, Mr. Clarke was a managing director and co-head of a specialty energy practice group with Simmons & Company International, a
                                                   Houston-based investment banking firm. From 1995 to 1997, he served as president of Concept Capital Group. Mr. Clarke was Executive Vice President
                                                   and Chief Financial and Administrative Officer with Cabot Oil and Gas, a publicly traded Appalachian oil and gas producer, from 1993 to 1995. He was with Transco Energy, a publicly traded interstate pipeline company, from
                                                   1981 to 1993, last serving as Senior Vice President and Chief Financial
                                                   Officer. Mr. Clarke began his professional career with Tenneco in 1978.
                                                   Mr. Clarke is a member of the Board of Directors of NATCO Group, Inc., a publicly traded


                                                   engineering, construction and fabrication company serving  the petroleum industry. He is also a member of the Board of Directors of FuelQuest, a market service provider to petroleum marketers and an Advisory Director of Pilko & Associates, a management consulting firm specializing in environmental health and safety issues. Mr. Clarke earned a Bachelor of Arts degree in Economics from the University of
                                                   Texas in 1975 and a Master of Business Administration degree from Southern
                                                   Methodist University in 1977.

H. H. HARDEE                                       Mr. Hardee has been a Senior Vice President-Investment Officer
Appointed Director in October 2000                 with RBC Dain Rauscher, an investment banking firm, since 1994,
Age 48                                             and head of the Hardee Investment Group. From 1991 through 1994, Mr.
                                                   Hardee was a Senior Vice President with Kidder Peabody, an investment banking firm.  From 1977 through 1991, Mr. Hardee was a Senior Vice
                                                   President at Rotan Mosle/Paine Webber Inc., an investment banking firm.  During his tenure at Dain Rauscher, he has been in the top 1%
                                                   of his peer group and has been a member of the Chairman's Council since joining the firm.  Mr. Hardee is a licensed investment advisor and has served in various board capacities including investment policy and syndicate underwriting.  Mr. Hardee's expertise is advising high net worth individuals and small to mid sized corporations.  He currently advises/manages over $225 million in assets.  He is also a published author in the area of financial investing.  Mr. Hardee is a former director of the Bank of Almeda and
                                                   Gamma Biologicals.  He is also a former limited partner and advisory director of the Houston Rockets of the National Basketball
                                                   Association and former advisory finance Chairman for the Ft. Bend
                                                   Texas Independent School District.  Currently, he is an elder and member of session at Southminster Presbyterian Church.

PETER J. HILL                                      Dr. Peter J. Hill has served as our President and Chief Executive
Appointed Director in July 2000                    Officer and a director since July 10, 2000.  From 1998 until
Age 56                                             2000, Dr. Hill was Chief Operating Officer and Executive Director
                                                   of Hardy Oil & Gas in London, U.K. From 1995 until 1998, Dr. Hill served as Managing Director of Deminex and was responsible for its worldwide production and exploration activities, including projects in Russia and Venezuela. Prior to 1995, Dr. Hill spent 22 years with
                                                   British Petroleum in a range of senior positions in Australia, Egypt,
                                                   New Zealand, the North Sea and South America. Dr. Hill served as Chief
                                                   Geologist for the BP Group, and from 1989 to 1991 served as Chief of
                                                   Staff for BP Exploration, sitting on the Board. From 1991 to 1994, he was the President of BP Venezuela and Regional Director for Central
                                                   and South America. Dr. Hill holds a B.S. Degree in Geology from
                                                   Southampton University, England, and a shared Doctorate of Philosophy in Sedimentology from Southampton University and Trinity College, Ireland.

PATRICK M. MURRAY                                  Mr. Murray is currently Chief Executive Officer of Dresser, Inc.
Appointed Director in October 2000                 Mr. Murray was President and CEO of Dresser, Inc. from April 2001
Age 60                                             to November 2002.  Previously Mr. Murray was President of
                                                   Halliburton Company's Dresser Equipment Group and Senior Vice
                                                   President, Strategic Initiatives of Dresser Industries, Inc. from
                                                   1997 to 2000.  Before becoming Senior Vice President in 1997, Mr.
                                                   Murray was Vice President, Operations and responsible

                                                   for Dresser's Drilling and Production Operations.  From 1988 through
                                                   1996 he served as President, Sperry-Sun Drilling Services. Sperry-Sun
                                                   is a leading directional drilling and measurement-while-drilling services company and was acquired by Dresser Industries in 1994.
                                                   When Mr. Murray joined NL Industries, Inc. in 1973 as a Systems
                                                   Application Consultant, he served in a variety of increasingly responsible management positions.  He was Vice President and Controller of Sperry-Sun from 1982-1986, Group Controller from 1986-1987, Director of Management Information Systems in 1987 and Controller of NL
                                                   Industries, Inc. from 1987-1988.  Mr. Murray is currently a director of Precision Drilling Corporation and Dresser, Inc.  Mr.
                                                   Murray holds a B.S. degree in Accounting and a Master of Business
                                                   Administration from Seton Hall University.  He served for two years in the U.S. Army as a commissioned officer.  Mr. Murray is a member of the American Petroleum Institute, the Society of
                                                   Petroleum Engineers, on the boards of The Valve Manufacturers
                                                   Association, Petroleum Equipment Suppliers Association and the
                                                   Dallas Council of World Affairs.

                                 PROPOSAL NO. 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

         The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP as Harvest's independent accountants to audit our consolidated financial statements for the year ended December 31, 2003.

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT ACCOUNTANTS FOR 2003. If the appointment is not ratified, our Board of Directors will select other independent accountants.

                                 STOCK OWNERSHIP

LARGEST OWNERS

         The following table shows the amount of Harvest common stock beneficially owned by any person or group that is the direct or beneficial owner of more than 5% of Harvest's common stock as of April 1, 2003.


--------------------------------------- ------------------------------------ -------------------------------------
                                                 AGGREGATE NUMBER                         PERCENT OF
                                                     OF SHARES                              SHARES
NAME AND ADDRESS                               BENEFICIALLY OWNED(1)                    OUTSTANDING(1)

Heartland Advisors, Inc.                           3,658,600(2)                               10.4%
789 North Water Street
Milwaukee, WI  53202

Dimensional Fund Advisors, Inc.                    2,284,100(3)                                6.5%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

Cumberland Associates LLC                          1,925,000(4)                                5.5%
1114 Avenue of the Americas
New York, NY 10036

--------------------------------------- ------------------------------------ -------------------------------------

(1) The stockholder has sole voting and dispositive power over the shares indicated unless otherwise disclosed.

(2) The percentage of common stock is based upon 35,216,211 shares of common stock outstanding on April 1, 2003.

(3) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2003.

(4) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on February 11, 2003.

(5) This information is based upon a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2003.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table shows the amount of common stock of Harvest beneficially owned (unless otherwise indicated) by Harvest's directors and nominees for director, the executive officers of Harvest named in the Summary Compensation Table below and the directors and executive officers of Harvest as a group. Except as otherwise indicated, all information is as of April 7, 2003.

         The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire as of June 6, 2003 (60 days after April 7, 2003) through the exercise of stock options or other rights. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his spouse) with respect to the shares set forth in the following table.

---------------------------------------- ---------------------------------------------------- -----------------
                                                         AMOUNT AND NATURE OF
                                                         BENEFICIAL OWNERSHIP
                                           -----------------------------------------------
                                           NUMBER OF            SHARES
                                             SHARES           ACQUIRABLE          TOTAL          PERCENT OF
                                          BENEFICIALLY          WITHIN          BENEFICIAL         SHARES
NAME OF BENEFICIAL OWNER                    OWNED(1)            60 DAYS         OWNERSHIP      OUTSTANDING(2)
------------------------                  ------------        ----------        ----------     --------------
Peter J. Hill                                   201,563          239,583           441,146         1.24%
Steven W. Tholen                                175,885          204,167           380,052         1.07%
Robert S. Molina                                     **               --                **           *
Kerry R. Brittain                                 1,000               --             1,000           *
Kurt A. Nelson                                       --           16,667            16,667           *
Stephen D. Chesebro'                            169,854           85,000           254,854           *
John U. Clarke                                   92,454           60,000           152,454           *
H. H. Hardee                                    169,854           60,000           229,854           *
Patrick M. Murray                                69,854           60,000           129,854           *
All current directors and executive
officers as a group of eight persons            880,464          725,417         1,605,881         4.47%
---------------------------------------- ----------------- ---------------- ----------------- -----------------

  *  Represents less than 1% of the Company's outstanding common stock.
  ** Information as to direct ownership not available. Mr. Molina resigned in 2002.

(1) This number does not include common stock which the directors or officers of the Company have a right to acquire within 60 days of April 7, 2003.

(2) Percentages are based upon 35,216,211 shares of common stock outstanding on April 7, 2003.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and holders of more than 10% of our common stock to file reports with the Securities and Exchange Commission regarding their ownership and changes in ownership of our stock. Except as set forth below, to our knowledge, during fiscal 2002, our officers, directors and 10% stockholders complied with all Section 16(a) filing requirements. On December 11, 2002, an amended Form 3 was filed for Mr. Hardee, to add 1,000 shares of stock inadvertently omitted from his Form 3 filed on October 5, 2000. In making this statement, Harvest has relied upon the written representations of its directors and officers.

                     REPORT OF THE HUMAN RESOURCES COMMITTEE

          The Human Resources Committee of the Board of Directors (the "Committee") has furnished the following report on executive compensation. This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         2002 CHIEF EXECUTIVE OFFICER COMPENSATION. Dr. Hill's annual base salary in 2002 was increased, effective August 1, 2002, from $350,000 to $375,000. This increase was based upon the recommendation of an independent compensation consultant and Dr. Hill's significant contribution to the performance of the Company in 2001 and 2002. Dr. Hill was also paid two bonuses in 2002, totaling $650,000 in cash and restricted stock. The first bonus of $150,000 in cash was paid to Dr. Hill to reflect the fact that the Company's performance criteria for 2001 were partially satisfied and that Dr. Hill contributed significantly to the Company's efforts to assemble a talented management team, to enhance the Company's financial flexibility and to reposition the Company to better exploit its assets. The second bonus was a one-time compensation award in recognition of Dr. Hill's efforts to bring to a close the Company's sale of its interests in Arctic Gas Company for $190 million plus approximately $30 million as repayment of intercompany loans owed the Company by Arctic Gas. This was a highly complex and critical transaction for the Company and Dr. Hill was central to its achievement. The one-time bonus was $500,000, with one-half paid in cash and the other half paid in restricted shares of the Company's common stock having a market value of $250,000 as of April 12, 2002, the date the Arctic Gas transaction closed. This represented 65,963 shares of stock, one-third of which vest on each of April 12, 2003, 2004 and 2005. The Company determined that awarding a portion of Dr. Hill's bonus in restricted stock was consistent with a compensation philosophy that seeks to align the interests of Dr. Hill as the Chief Executive Officer of the company with the long-term interests of the Company and its stockholders. In 2002, there were no stock option grants awarded to Dr. Hill.

         COMPENSATION PHILOSOPHY. The Company's executive compensation philosophy is focused on aligning the interests of its management team with those of its stockholders. Accordingly, the Company has implemented a compensation program designed to recognize the near-term contribution of individual executives through market based annual cash compensation with the opportunity to earn annual incentive cash bonus payments based upon meeting certain corporate and individual performance criteria. In order to recognize the long-term contribution of its management and to encourage share ownership, certain senior executives may, at the discretion of the Board, participate from time to time in the Company's stock option program which is designed to grant fair market value stock options to plan participants with typically three-year term vesting requirements. The Company also seeks to maintain the alignment of the interests of its key employees with those of its stockholders during periods of uncertainty by entering into employment agreements which include severance provisions in the event of a change of control of the Company. The Committee believes that its overall compensation program is appropriate for the Company in order to attract, retain and reward its key management personnel.

         The Committee determines executive compensation, both short-term cash compensation and long-term, non-cash compensation, based upon a number of factors. Some of these factors are: the financial and operating position of the Company; the Company's future prospects; general industry conditions; the contribution to the Company's future success expected to come from the individual executive; and, compensation for comparable positions in other energy companies, including those which approximate the Company in size or business operations. In 2002, the Committee engaged an independent outside consultant with expertise in employee and executive compensation programs to assist the Committee in the further development of the Company's compensation program in order to help assure that the Company remains competitive.

         Base salary is paid in cash and is reviewed annually by the Human Resources Committee with the assistance of the independent compensation consultant. Individual base salaries and annual increases, if any, are determined based on a subjective evaluation that includes company performance, the executive's experience and performance, compensation surveys of other energy companies and peer group data. In 2002, the Board, acting on the recommendation of the Committee, approved base salary increases for the Chief Executive Officer, Dr. Hill, and the Vice President and Controller, Mr. Nelson.

         Annual cash bonus payments are based on an incentive plan designed to directly link a significant amount of an executive's compensation to corporate and individual performance. A corporate performance formula, based on measures approved by the Committee each year, comprise up to 50 percent of an executive's target bonus. In 2002, the performance measures were discretionary cash flow (20%), production costs (20%) and production volumes (10%). The remaining 50 percent of an executive's target bonus is based on discretionary measures approved by the Committee each year that are tied to individual/team performance using selected criteria for each executive. The target bonus for 2002, including the named executives, was 50 percent of base salary. Bonus payments are subject to the final discretion of the Committee and the Board. The bonus incentive plan and target bonus levels are reviewed annually by the Committee and the independent compensation consultant.

         In its discretion, the Committee and the Board will consider one-time bonus awards in cash, stock or a combination of both to recognize singular achievements or significant accomplishments particularly critical to the Company. In 2002, the Company made one-time bonus awards to Dr. Hill and Mr. Tholen in connection with the sale of Arctic Gas Company.

         In determining total cash compensation, the Committee desires to establish a program for its company executives that remains competitive with comparable energy peers and local companies competing for qualified management talent. The Committee seeks to provide a compensation program which gives the executive the opportunity to earn compensation that is at least at or above the fiftieth percentile of executives in comparable companies. However, in setting this objective, the Committee is mindful that the Company occupies a unique position in the industry, and that industry information should only serve as guideposts and is not a substitute for the judgment and discretion that must be exercised in establishing compensation programs that recognize, reward and drive performance.

         The Committee has no fixed or formal guidelines for determining the timing or the number of stock options to be granted to individual executives; however, the committee generally considers such awards annually and believes that stock options provide a significant benefit in attracting and retaining key employees while affording such employees with a reasonable level of participation in future value created for the benefit of all the Company's stockholders. In determining awards for executives, the Committee also considers overall compensation and previous stock grants. The Committee annually reviews market data on stock option awards. The Committee has and will continue to consider the use of long-term incentive plans as a component of executive compensation, and endeavor to establish the right mix and balance of options, stock grants and other compensation to maintain and foster the alignment of the executive's interests with the long-term interests of the Company and the stockholders.

         The Human Resources Committee has not formalized a policy with respect to qualifying compensation paid to executive officers under Section 162 (m) of the Internal Revenue Code, but intends to study the Company's compensation plans to develop a formal policy if necessary.

                            JOHN U. CLARKE, CHAIRMAN
                              STEPHEN D. CHESEBRO'
                                   H.H. HARDEE

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the members of the Board's Human Resources Committee is or has been an officer or employee of the Company.

                               EXECUTIVE OFFICERS

         The following table provides information regarding each of our executive officers.

NAME                          AGE        POSITION

Dr. Peter J. Hill (1)         56         President and Chief Executive Officer


Steven W. Tholen              52         Senior Vice President, Chief Financial
                                         Officer and Treasurer

Kerry R Brittain              56         Vice President, General Counsel and
                                         Corporate Secretary

Kurt A. Nelson                50         Vice President, Controller and Chief
                                         Accounting Officer

(1)   See Dr. Hill's biography on page 8.


         Steven W. Tholen has served as our Senior Vice President - Chief Financial Officer and Treasurer since January 1, 2001. From June 1995 through 2000, Mr. Tholen was Vice President and Chief Financial Officer of Penn Virginia Corporation, an oil and gas exploration and production company. From 1990 to 1995, Mr. Tholen served in various capacities at Cabot Oil and Gas Corporation, including Treasurer. Mr. Tholen holds a B.S. degree from St. John's University and an M.B.A. degree from the University of Denver.

         Kerry R. Brittain has served as our Vice President, General Counsel and Corporate Secretary since July 15, 2002. From April, 2001 until July, 2002, Mr. Brittain was the Vice President and General Counsel for two privately held technology companies. Prior to that Mr. Brittain spent over 24 years with Union Pacific Resources Company, a publicly held oil and gas exploration and production company, in increasingly senior positions, including Vice President, General Counsel and Corporate Secretary. Mr. Brittain earned both his B.A. and J.D. with honors from the University of Wyoming.

         Kurt A. Nelson was elected Vice President - Controller and Chief Accounting Officer of the Company in November 2001. From September 2000 until November 2001 Mr. Nelson was Manager, Operations Analysis for Anadarko Petroleum Corporation. Prior to Anadarko Mr. Nelson spent one year consulting, then 19 years with The Louisiana Land and Exploration Company and its successor Burlington Resources, Inc. (oil and gas exploration and production companies), holding various positions, including Manager, Business Development from October 1997 to January 1999, Portfolio Manager from January 1997 to October 1997, Manager, Finance and Administration Houston Division from 1993 until October 1997, and various other positions, including Assistant Controller - Exploration and Production and Assistant Tax Director. Mr. Nelson holds a B.B.A. degree in Business Administration from the University of Houston and is a Certified Public Accountant.

                             EXECUTIVE COMPENSATION

         The following table discloses compensation received by our Chief Executive Officer and executive officers for the year ending December 31, 2002 and their compensation for each of the other years indicated (referred to as the "named executive officers").

                           SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                         ANNUAL COMPENSATION             COMPENSATION AWARDS
                                ------------------------------------  --------------------------
                                                                                    SECURITIES
                                                                                    UNDERLYING
                                                          OTHER                      OPTIONS/          ALL
 NAME AND PRINCIPAL                                      ANNUAL       RESTRICTED       SARS           OTHER
      POSITION         YEAR     SALARY      BONUS     COMPENSATION     STOCK(1)        (#)        COMPENSATION
--------------------- -------- ---------- ---------- ---------------- ----------   ------------- ----------------
Peter J. Hill,         2002      $359,808   $400,000            0     $  250,000               0          $16,017(2)
President and Chief    2001       350,000     10,000            0                        325,000           14,822
Executive Officer      2000       163,077          0            0                        175,000               67

Steven W. Tholen,      2002      $250,000   $175,000            0     $   99,999               0             $602(3)
Senior Vice            2001       245,192          0            0                        350,000          $12,950
President, Chief       2000             0          0            0                              0                0
Financial Officer
and Treasurer

Kerry R. Brittain,     2002      $101,731    $20,000      $75,481                         75,000             $516(4)
Vice President,        2001             0          0            0                              0                0
General Counsel and    2000             0          0            0                              0                0
Corporate Secretary

Kurt A. Nelson,        2002      $137,231         $0            0                              0             $602(5)
Vice President,        2001        15,577          0            0                         50,000               35
Controller and         2000             0          0            0                              0                0
Chief Accounting
Officer

Robert S. Molina,      2002       $78,462    $42,000            0                              0         $215,083(6)
Vice President,        2001       196,154     10,000            0                        200,000           11,988
General Counsel        2000             0          0            0                              0                0

(1) Dr. Hill was granted 65,963 restricted shares in 2002 valued at $250,000 based on the closing price of the stock on the day of grant, Mr. Tholen was granted 26,385 restricted shares in 2002 valued at $99,999 based on the closing price of the stock on the day of grant. The restricted share award to both Dr. Hill and Mr. Tholen vest one-third per year each April 12 beginning in 2003. Any dividends will be paid on unvested shares.

(2) Dr. Hill was elected as President and Chief Executive Officer on August 29, 2000. All Other Compensation for 2002 includes $14,891 for personal use of a company leased vehicle and $1,126 for group term life insurance.

(3) Mr. Tholen was elected to his position in January 2001. All Other Compensation for 2002 is for group term life insurance.

(4) Mr. Brittain was elected to his position in July 2002. Other Annual Compensation represents a relocation payment andpartial tax gross up to Mr. Brittain. All Other Compensation for 2002 is for group term life insurance.

(5) Mr. Nelson was elected to his position in November 2001. All Other Compensation is for group term life insurance.

(6) Mr. Molina resigned in May 2002. In connection with his resignation, we entered into a separation agreement with Mr. Molina and paid him a lump sum severance payment of $214,661 pursuant to his written employment contract. All Other Compensation for 2002 includes the lump sum severance payment and $422 for group term life insurance.

         The following table shows information concerning options to purchase Common Stock granted to each of the named executive officers during 2002.

                              OPTION GRANTS IN 2002

                                                                  INDIVIDUAL GRANTS
                                              ------------------------------------------------------

                                              PERCENT OF TOTAL
                                                OPTIONS/SARS                              GRANT DATE
                                                 GRANTED TO    EXERCISE OR                 PRESENT
                           OPTIONS/SARS         EMPLOYEES IN    BASE PRICE   EXPIRATION     VALUE
NAME                      GRANTED (#) (1)        2002 (2)       ($/SHARE)       DATE        ($)(3)
----------------          ---------------      -------------   -----------   ----------    ---------
Peter J. Hill                     0                  0%           N/A             N/A            N/A

Steven W. Tholen                  0                  0%           N/A             N/A            N/A

Kerry R. Brittain            75,000                100%          $4.80          7/15/12     $297,675

Kurt A. Nelson                    0                  0%           N/A             N/A            N/A

Robert S. Molina                  0                 0%            N/A             N/A            N/A

(1) The options granted are exercisable one-third after the first year, one-third after the second year and one-third after the third year.

(2)  Harvest granted options representing 75,000 shares to employees in 2002.

(3) To calculate the present value of option/SAR grants, we have used the Black-Scholes option pricing model. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model for the stock options are based on assumptions that include (i) a stock price volatility of 73.87 percent, (ii) a risk-free rate of return based on a 10-year U.S. Treasury rate at the time of grant of 4.66 percent, and (iii) an option exercise term of ten years. No adjustments were made for the non-transferability of the options or to reflect any risk of forfeiture prior to vesting. The Securities and Exchange Commission requires disclosure of the potential realizable value or present value of each grant. The use of the Black-Scholes model to indicate the present value of each grant is not an endorsement of this valuation, which is based on certain assumptions, including the assumption that the option will be held for the full ten-year term prior to exercise.

         The following table provides information regarding the exercise of stock options during 2002 by each of the named executive officers and the year-end value of unexercised options held by such officers.

     AGGREGATE OPTIONS/SAR EXERCISES IN 2002 AND YEAR-END OPTION/SAR VALUES


                           NUMBER OF                      NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                            SHARES                       UNDERLYING UNEXERCISED           IN-THE-MONEY OPTIONS/
                            ACQUIRED         VALUE        OPTIONS/SARS AT YEAR-END          SARS AT YEAR END(1)
                                                       -----------------------------    ----------------------------
NAME                      ON EXERCISE      REALIZED    EXERCISABLE     UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                      -----------      --------    -----------     -------------    -----------    -------------
Peter J. Hill                     0              0       239,583          260,417         $1,074,592       $1,214,033
Steven W. Tholen                  0              0       151,667          198,333            709,227          930,423
Kerry R. Brittain                 0              0             0           75,000                  0          120,000
Kurt A. Nelson                    0              0        16,667           33,333             80,835          161,665
Robert S. Molina            200,000       $641,608             0                0                  0                0

(1) The value of unexercised options is based upon the difference between the exercise price and $6.40, the average of the high and low market price on December 31, 2002.

EMPLOYMENT AGREEMENTS AND SEVERANCE PLAN

         The Company has entered into employment agreements (the "Employment Agreements") with Dr. Hill and Messrs. Tholen, Brittain and Nelson which contain severance provisions in the event of a termination of employment without cause or upon a change of control of the Company. The contracts have an initial term that ends on May 31, 2004, which is automatically extended for one year upon each anniversary, unless a notice not to extend is given by the executive or the Company. Dr. Hill's Employment Agreement provides for an annual base salary of not less than $375,000, plus a bonus, if any, to be determined at the discretion of the Human Resources Committee and Board of Directors. Mr. Tholen's Employment Agreement provides for an annual base salary of not less than $250,000, plus a bonus, if any, to be determined at the discretion of the Human Resources Committee and Board of Directors. Mr. Brittain's Employment Agreement provides for an annual base salary of not less than $230,000, plus a bonus, if any, to be determined at the discretion of the Human Resources Committee and Board of Directors. In addition, Mr. Brittain's Employment Agreement provided for a hiring bonus of $20,000, a relocation payment of $65,000 and a stock option grant for 75,000 shares. Mr. Nelson's Employment Agreement provides for an annual base salary of not less than $135,000, plus a bonus, if any, to be determined at the discretion of the Human Resources Committee and Board of Directors.

         The Employment Agreements provide that if the executive is terminated without cause or notice, or resigns for good reason, then the Company will pay the executive a multiple of his monthly base salary. In the case of Dr. Hill, the multiple is 36 months and in the case of all other executives, the multiple is 24 months. In addition, all outstanding stock options shall vest and remain exercisable for the shorter of 12 months or the remaining term.

         The Employment Agreement for Dr. Hill provides that in the event of a change of control of the Company and the termination of Dr. Hill without cause or for good reason within 240 days before or 730 days after a change of control, Dr. Hill is entitled to the following benefits:

         o    an amount equal to 36 months base salary,

         o an amount equal to three times any annual bonus (the higher of the highest bonus over the three prior years or the target bonus),

         o vesting of all outstanding stock options, which will remain exercisable for the shorter of 12 months or the remaining term,

         o continuation of accident, life, disability, dental and health benefits for three years, and

         o reimbursement for taxes (including any excise tax) on the above amounts.

         The Employment Agreements for Messrs Tholen, Brittain and Nelson provide that in the event of a change of control of the Company and the termination of the executive's employment without cause or for good reason within 240 days before or 730 days after a change of control, the executive is entitled to the following benefits:

         o    an amount equal to 24 months base salary,

         o an amount equal to two times any annual bonus(the higher of the highest bonus over the three prior years or the target bonus),

         o vesting of all outstanding stock options which will remain exercisable for the shorter of 12 months or the remaining term,

         o continuation of accident, life, disability, dental and health benefits for two years, and

         o reimbursement for taxes (including any excise tax) on the above amounts.

         In consideration of the benefits provided under the Employment Agreements, each executive agrees to protect the Company's trade secrets and, during the period of employment and for two years thereafter, to not disclose proprietary and confidential information or to compete with the Company in areas where the Company is doing business.

                             STOCK PERFORMANCE GRAPH

         The graph below shows the cumulative total stockholder return over the five-year period ending December 31, 2002, assuming an investment of $100 on December 31, 1997 in each of Harvest's common stock, the S&P Composite - 500 Stock Index and the Wilshire Domestic Oil Index.

         This graph assumes that the value of the investment in Harvest stock and each index was $100 at December 31, 1997 and that all dividends were reinvested.

                              [GRAPH APPEARS HERE]

                                   PLOT POINTS
                           (DECEMBER 31 OF EACH YEAR)

                          ----------   ---------  ---------  --------  --------
                             1998        1999       2000       2001      2002
-----------------------   ----------   ---------  ---------  --------  --------
Harvest                      $ 13         $  9       $  7      $  6      $ 29
-----------------------   ----------   ---------  ---------  --------  --------
S&P 500                      $172         $208       $189      $166      $129
-----------------------   ----------   ---------  ---------  --------  --------
Wilshire Domestic Oil        $ 77         $ 90       $121      $117      $106
-----------------------   ----------   ---------  ---------  --------  --------


          The Wilshire Domestic Oil Index, as prepared by Wilshire Associates Incorporated, is composed of companies that are classified as domestic oil companies under Standard Industrial Classification codes (1300-1399, 2900-2949, 5170-5179 and 5980-5989). After an individual review of each company, Wilshire Associates determines whether such company is primarily engaged in the domestic oil industry and is appropriate for its index. A list of the companies comprising the Wilshire Domestic Oil index can be obtained upon written request to Wilshire Associates Incorporated, 1299 Ocean Avenue, Santa Monica, California 90401.

                          REPORT OF THE AUDIT COMMITTEE

         We have reviewed and discussed the Company's audited financial statements for the year ended December 31, 2002 with management and PricewaterhouseCoopers LLP, the independent accountants for the Company. In addition, we discussed with PricewaterhouseCoopers LLP the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU
Section 380) with respect to those statements.

         We have received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions and Audit Committees) and have discussed with PricewaterhouseCoopers LLP its independence in connection with its audit of the Company's most recent financial statements.

         Based upon these reviews and discussions, and management's assurances, we recommended to the Board of Directors that these audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

         The information in the foregoing paragraphs shall not be deemed to be soliciting material, or be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C or to liabilities of Section 18 of the Securities Act of 1993, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate these paragraphs by reference.

                           PATRICK M. MURRAY, CHAIRMAN
                                 JOHN U. CLARKE
                                   H.H. HARDEE


                             INDEPENDENT ACCOUNTANTS

         During 2002, PricewaterhouseCoopers LLP, served as our independent accountants and provided certain tax and consulting services. Representatives of PricewaterhouseCoopers LLP are expected to attend the meeting where they will be available to respond to questions and, if they desire, to make a statement.

         Audit Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered for the audit of our annual financial statements for 2002 and the review of the financial statements in our Form 10-Q was $498,000. Included in the aggregate fees are 100 percent of the audit fees billed by PricewaterhouseCoopers LLP in 2002 to LLC Geoilbent, Benton-Vinccler, C.A. and Arctic Gas Company totaling $243,000.

         Financial Information Systems Design and Implementation Fees. There were no fees paid to our independent accountants for operating or supervising the operation of our information systems, managing our local area network, or designing or implementing a hardware or software system that aggregates source data underlying our financial statements or generates information that is significant to our financial statements, taken as a whole, for the year ended December 31, 2002.

         All Other Fees. The aggregate fees billed by PricewaterhouseCoopers LLP for other non-audit services rendered to us for the year ended December 31, 2002 were $270,000. Of that amount, $204,000 was for tax related work.

         The Audit Committee has concluded that the provision of non-audit services is compatible with maintaining the principal accountant's independence.

                       QUESTIONS AND INFORMATION REGARDING
                  THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS


Q.  WHAT SHARES OWNED BY ME CAN BE VOTED?

A: You may vote all shares owned by you as of April 1, 2003, the record date. These shares include those (1) held directly in your name as a stockholder of record and (2) held for you as the beneficial owner through a stockbroker, bank or other nominee.

Q. WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own names. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

    STOCKHOLDER OF RECORD

    If your shares are registered directly in your name with our transfer agent, Wells Fargo Bank Minnesota, N.A., you are considered the stockholder of record with respect to those shares, and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the meeting. We have enclosed a proxy card for your use.

    BENEFICIAL OWNER

    If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in street name, and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker on how to vote and are also invited to attend the meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the meeting. Your broker or nominee has enclosed a voting instruction card for your use.

Q:  HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the annual meeting. If you choose to do so, please bring the enclosed proxy card or proof of identification.

    EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING, WE RECOMMEND THAT YOU ALSO SUBMIT YOUR PROXY AS DESCRIBED BELOW SO THAT YOUR VOTE WILL BE COUNTED IF YOU LATER CANNOT ATTEND OR DECIDE NOT TO ATTEND THE MEETING.

Q:  HOW CAN I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

A: Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or mail. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee.

    BY INTERNET - If you have Internet access, you may submit your proxy from any location in the world by following the "Vote by Internet" instructions on the proxy card.

    BY TELEPHONE - If you live in the United States or Canada, you may submit your proxy by following the "Vote by Telephone" instructions on the proxy card.

    BY MAIL - You may do this by signing your proxy card or, for shares held in street name, the voting instruction card included by your broker or nominee and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct. If you sign but do not provide instructions, your shares will be voted as described below in "HOW ARE VOTES COUNTED?"

Q: CAN I CHANGE MY VOTE?

A: You may change your proxy instructions at any time prior to the vote at the annual meeting. For shares held directly in your name, you may accomplish this by granting a new proxy by Internet, telephone or mail or by attending the annual meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares held beneficially by you, you may accomplish this by submitting new voting instructions to your broker or nominee.

Q:  HOW ARE VOTES COUNTED?

A: In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" for one or more of the nominees, in which case your vote will be FOR all the nominees from whom you do not specifically withhold your vote. For the ratification of independent accountants, you may vote "FOR," "AGAINST" or "ABSTAIN." If you "ABSTAIN," it has the same effect as a vote "AGAINST."

    If you sign your proxy card or broker instruction card with no further instructions, your shares will be voted in accordance with the recommendations of the Board of Directors.

Q: WHAT IS THE VOTING REQUIREMENT TO APPROVE EACH OF THE PROPOSALS?

A: In the election of directors, the five persons receiving the highest number of "FOR" votes will be elected. The ratification of independent accountants requires the affirmative "FOR" vote of a majority of those shares present, in person or by proxy, and entitled to vote. If you are the beneficial owner and do not provide your broker or nominee with voting instructions, your shares may constitute broker non-votes, as described in "WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?" on page 22. In tabulating the voting results for any particular proposal, shares which constitute broker non-votes are not considered entitled to vote.

Q:  WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY OR VOTING
    INSTRUCTION CARD?

A: It means you have shares which are registered in different ways or are held in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive.

Q: WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

A: We will announce preliminary voting results at the meeting and publish final results in our quarterly report on Form 10-Q for the second quarter of 2003.

Q:  WHAT HAPPENS IF ADDITIONAL PROPOSALS ARE PRESENTED AT THE MEETING?

A: Other than the two proposals described in this proxy statement, we do not expect any matters to be presented for a vote at the annual meeting. If you grant a proxy, the persons named as proxy holders, Steven W. Tholen and Kerry R. Brittain, will have the discretion to vote your shares on any additional matters properly presented for a vote at the meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board of Directors.

Q:  WHAT CLASS OF SHARES ARE ENTITLED TO BE VOTED?

A: There is only one class of common stock. Each share of our common stock outstanding as of the close of business on April 1, 2003, the record date, is entitled to one vote at the annual meeting. On the record date, we had 35,216,211 shares of common stock issued and outstanding.

Q:  WHAT IS THE QUORUM REQUIREMENT FOR THE MEETING?

A: The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner and (2) the broker lacks discretionary voting power to vote such shares.

Q:  WHO WILL COUNT THE VOTE?

A: A representative of Wells Fargo Bank Minnesota, N.A., our transfer agent, will tabulate the votes and act as the inspector of election.

Q:  IS MY VOTE CONFIDENTIAL?

A: Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as necessary to meet applicable legal requirements, (2) to allow for the tabulation of votes and certification of the vote, or (3) to facilitate a successful proxy solicitation by our Board. Occasionally, stockholders provide written comments on their proxy cards which are then forwarded to our management.

Q:  WHO WILL BEAR THE COST OF SOLICITING VOTES FOR THE MEETING?

A: We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials, except that certain expenses for Internet access will be incurred by you if you choose to access the proxy materials or vote over the Internet. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q: MAY I PROPOSE ACTIONS FOR CONSIDERATION AT NEXT YEAR'S ANNUAL MEETING OF STOCKHOLDERS OR NOMINATE INDIVIDUALS TO SERVE AS DIRECTORS?

A: You may submit proposals for consideration at future stockholder meetings, including director nominations.

    Under the Securities and Exchange Commission rules, stockholder proposals for our 2004 annual meeting of stockholders must be received at our principal executive offices by December 22, 2003, to be considered for inclusion in our proxy materials relating to that meeting.

    Stockholder proposals for 2004 annual meeting of stockholders must be received at our principal executive offices by March 8, 2004, to be considered at that meeting.

    Any stockholder proposals must be in writing and should be addressed to the attention of our Secretary. We reserve the right to reject, rule out of order, or take other appropriate actions with respect to any proposal or nomination that does not comply with these and other applicable requirements.

                                            By Order of the Board of Directors


                                            KERRY R. BRITTAIN
                                            Vice President, General Counsel and
                                            Corporate Secretary

                                            April 21, 2003

                                                                  December 2002


                         HARVEST NATURAL RESOURCES, INC.
                                 (THE "COMPANY")
                             AUDIT COMMITTEE CHARTER
                                (THIS "CHARTER")

PURPOSE

The Harvest Natural Resources, Inc. Audit Committee (the "Committee") is appointed by the Board to assist the Board in monitoring (1) the Company's accounting and financial reporting policies and practices, (2) the integrity of the financial statements of the Company, (3) the independent auditor's qualifications, independence, and objectivity, (4) the performance of the Company's internal audit function and the Company's independent auditors, and
(5) the compliance by the Company with legal and regulatory requirements. The Committee will act as a liaison between the Company's independent auditors and the Board.

The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

The Company and the Board recognize that financial management members and the independent auditors have more time, knowledge and detailed information concerning the Company than do Committee members. Consequently, in performing its functions, the Committee is not expected to provide any expert or special assurance as to the Company's financial statements or any professional certification as to the independent auditor's work. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's shareholders. The Committee and the Board have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or, if applicable, to nominate the independent auditors to be proposed for shareholder approval in any proxy statement).

COMMITTEE MEMBERSHIP

The Audit Committee shall consist of no fewer than three members and all members of the Audit Committee must be independent. Independence shall be determined in accordance with the Company's Guidelines for Corporate Governance and the requirements as established from time to time by applicable law or rule, including the New York Stock Exchange and the Securities Exchange Commission. Each member of the Audit Committee shall be financially literate or must become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. While there is a fixed definition or criteria in determining financial literacy, it shall generally be considered to mean the ability to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement. At least one member of the Audit Committee must be determined by the Board to qualify as a "financial expert" as that term is defined in SEC rules. In addition, at least one member of the Audit Committee must be determined by the Board, in the exercise of its business judgment, to have accounting or related financial management expertise.

Audit Committee members shall not simultaneously serve on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service will not impair the ability of such member to effectively serve on the Company's Audit Committee.

The members of the Audit Committee shall be appointed each year by the Board at its Annual Board of Directors meeting, based upon the recommendations of the Nominating and Corporate Governance Committee. The Board shall also appoint a chair to the Committee. Audit Committee members may be removed by the Board, based upon a recommendation of the Nominating and Corporate Governance Committee.

MEETINGS

The Audit Committee shall meet at such times and from time to time as it deems appropriate, but not less frequently than quarterly. The Committee is empowered to hold special meetings as circumstances require. The Audit Committee shall meet periodically, but no less often than quarterly, with management, the Company's internal audit consultants and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Agendas shall be circulated to Committee members and relevant management personnel along with background information on a timely basis prior to the Committee meetings. Minutes of each meeting shall be prepared by the Secretary of the Committee, reviewed by the Committee and made available to the Board.

Officers and other employees of the Company shall attend meetings upon the invitation of the Committee Chair.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification) and to approve any significant non-audit relationship with the independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The internal audit consultants and the independent auditor shall report directly to the Audit Committee.

The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in SEC rules and regulations which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting.

The Audit Committee shall have access to any Company records or employee and consultants necessary to carry out its duties and responsibilities. The Audit Committee shall have the sole authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually conduct a self-assessment program to review how effectively the Audit Committee members are meeting their responsibilities.

Financial Statement and Disclosure Matters

1. Review and discuss with management, the internal audit consultants and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

2. Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

4. The Committee shall review with management, the Company's internal audit consultants and the independent auditors the internal accounting and financial controls of the Company's foreign and other operations to determine whether such internal controls are adequate, effective and in compliance with the regulatory reporting requirements, if any, of the particular country. The Committee shall report any significant deficiencies to the full Board along with curative recommendations.

5.       Review and discuss quarterly reports from the independent auditors on:

         a.   All critical accounting policies and practices to be used.

         b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

         c. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

6. The Committee shall review with management and the independent auditors the internal accounting reports and quarterly and annual financial statements along with related footnotes including major issues regarding accounting principles and auditing standards and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements, management discussion and analysis and other sections of the Annual Report before its release. The Committee shall also consider whether the information is adequate and consistent with members knowledge about the Company and its operations.

7. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

8. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

9. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

10. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

11. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

Oversight of the Company's Relationship with the Independent Auditor
--------------------------------------------------------------------

12. Evaluate and recommend the selection, retention or termination of independent auditors to the Board and, in connection therewith, to evaluate the proposed fees and other compensation, if any, to be paid to the auditors for audit and non-audit services.

13. Review and evaluate the experience and qualifications of the lead partner and senior members of the independent auditor team.

14. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Actively engage the independent auditor in a dialogue with respect to any disclosed relationships or services that may affect their objectivity and independence. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal operational and financial auditor. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

15. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, it is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

16. Set policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

17. Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

18. Meet with the independent auditor prior to the annual audit and any special audits to discuss the planning, scope and staffing of the audit.

19. Discuss any matters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit(s).

20. Consider the independent auditors' comments with respect to the Company's financial policies, reporting procedures, internal accounting controls and management's responses thereto.

21. Review the form of opinion the independent auditors propose to render to the Board and shareholders.

22. Review with the independent auditor any problems or difficulties the auditor may have encountered. Such review should include:

         a. Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

         b.   Any changes in the planned scope of the audit.

         c.   The effectiveness of the system to monitor compliance.

         d.   Recommend disciplinary actions as warranted.

23. Evaluate, together with the Board, the performance of the independent auditor.

Oversight of the Company's Internal Audit Function
--------------------------------------------------

24. Review the selection and replacement of the internal auditing consultants.

25. Review the significant reports to the Committee prepared by the internal auditing consultants and management's responses.

26. Discuss with the independent auditor and management the internal audit consultant's responsibilities and any recommended changes in the planned scope of the internal audits.

Compliance Oversight Responsibilities
-------------------------------------

27. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

28. Oversee that the Company, its subsidiaries, and affiliates comply with applicable regulatory requirements, including, but not limited to the Securities Act of 1993, as amended, and the Securities and Exchange Act of 1934, as amended (the "Securities Acts").

29. Obtain reports from management, the Company's senior internal auditing consultants and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations.

30. Review procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

31. Investigate improprieties or suspected improprieties in the Company's operations brought to the attention of the Committee.

32. Review with management and the independent auditors the effect of regulatory and significant accounting and reporting issues and understand their impact on the Company's financial statements.

33. Review and investigate any violations of the Company's Insider Trading Policy brought to the Committee's attention and report the Committee's findings to the Board with recommendations for appropriate action.

34. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

35. Review the independent auditor management recommendations and management responses.

36. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

37. Report regularly to the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the company's compliance with legal or regulatory requirements, the performance of the Company's internal audit function and the performance and independence of the Company's independent auditors.

Investor Relations
------------------

38. Understand and assess the Company's processes and policies for communication with shareholders, institutional investors, analysts and brokers.

39. Meet regularly with the Chief Executive Officer, Chief Financial Officer and General Counsel to obtain an understanding of the investor community's overall views and concerns about the Company.

LIMITATIONS OF AUDIT COMMITTEE'S ROLE

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits; , determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations; certify the Company's financial statements; or guarantee the independent auditor's report. Moreover, the Audit Committee is not the sole body responsible for risk assessment and management. These are the responsibilities of management and the independent auditor.

The mere designation of a member of the Committee as a financial expert shall not impose a higher degree of individual responsibility or obligation on such member, nor does such designation decrease the duties and obligations of other Committee members or the Board. Furthermore, a member designated as a financial expert shall not be considered an expert for the purposes of Section 11 of the Securities Act solely as a result of such designation. The role of a financial expert is to assist the Committee in overseeing the audit process, not to audit the Company.

INDEMNIFICATION

The Company shall indemnify, in accordance with and to the fullest extent now or hereafter permitted by law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceedings, whether civil, criminal, administrative or investigative, (including, without limitation, an action by or in the right of the Company) by reason of his acting as a member of the Committee against any liability or expense actually or reasonably incurred by such person; provided that the member acted in good faith and in a manner he or she reasonably believed to be lawful and in or not opposed to the best interests of the Company. This right to indemnity held by the members of the Committee is in addition to any other remedies afforded the members under the Company's Certificate and Bylaws.

MISCELLANEOUS

The material in this Charter is not soliciting material, is not deemed filed with the Commission and is not incorporated by reference in any filing of the Company under the Securities Act, whether made before or after the date this Charter is first included in the Company's annual proxy statement filed with the Commission and irrespective of any general incorporation language in such filing.

This Charter may not be amended, modified or supplemented except by a writing signed and adopted by the incumbent members of the Committee and approved by the Board.

Following each meeting, the chair of the Audit Committee, on behalf of the Committee, will report to the Board on key issues, recommending items for approval and/or remedial action when required.

Copies of the minutes of all Committee meetings will be filed with the Board at the next Board meeting after a meeting is held (these may still be in draft form).

The Vice President and Chief Financial Officer will be the key contact for the Committee and will assign the staff resources appropriate to assist the Committee to carry out its responsibilities.

This Charter may be modified from time to time at the sole discretion of the Board of Directors.


Adopted:                      Audit Committee:          December 4, 2002
                              Board of Directors:       December 5, 2002

                         HARVEST NATURAL RESOURCES, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                             THURSDAY, MAY 22, 2003
                                   10:00 A.M.

                               HOLIDAY INN SELECT
                                 14703 PARK ROW
                              HOUSTON, TEXAS 77079



HARVEST NATURAL RESOURCES, INC.
15835 PARK TEN PLACE DRIVE, SUITE 115
HOUSTON, TEXAS 77084                                                    PROXY
--------------------------------------------------------------------------------
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING ON MAY 22, 2003.


The shares of stock you hold in your account will be voted as you specify on the reverse side.


If no choice is specified, the proxy will be voted "FOR" Items 1 and 2.


By signing the proxy, you revoke all prior proxies and appoint Steven W. Tholen and Kerry R. Brittain, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.















                      SEE REVERSE FOR VOTING INSTRUCTIONS.


THERE ARE THREE WAYS TO VOTE YOUR PROXY


YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK --- EASY --- IMMEDIATE

o Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week until 11:00 a.m. (CT) on May 21, 2003.
o You will be prompted to enter your 3-digit Company Number, your 7-digit Control Number (these numbers are located on the proxy card) and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. If you do not have a U.S. SSN or TIN please enter 4 zeros.
o  Follow the simple instructions the voice provides you.


VOTE BY INTERNET -- HTTP://WWW.EPROXY.COM/HNR/ -- QUICK --- EASY --- IMMEDIATE

o Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 21, 2003.
o You will be prompted to enter your 3-digit Company Number, your 7-digit

  Control Number (these numbers are located on the proxy card) and the last 4-digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. If you do not have a U.S. SSN or TIN please leave blank.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to Harvest Natural Resources, Inc., c/o Shareowner Services-, P.O. Box 64873, St. Paul, MN 55164-0873.



      IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD

      COMPANY #

      CONTROL #

[GRAPHIC OMITTED]




-------             -------

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

1. Election of directors: 01 Stephen D. Chesebro' 04 Peter J. Hill

                [ ]  Vote FOR                 [ ]  Vote WITHHELD

        02 John U. Clarke 05 Patrick M. Murray   all nominees    from
                                                            all nominees
        03 H. H. Hardee                     (except as marked)


(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE, WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)



2. To ratify the appointment of PricewaterhouseCoopers LLP as the independent accountants for the year ended December 31, 2003.

     [ ] For   [ ] Against   [ ] Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.
Address Change? Mark Box   [ ]
Indicate changes below:

Date
     -----------------------------------------------------------------

Signature(s) in Box
Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc. should include title and authority. Corporations should provide full name of corporation and name of authorized officer signing the proxy.


-------             -------


                                     Page 2